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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2005
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                              HUBBELL INCORPORATED
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             (Exact name of registrant as specified in its charter)


       CONNECTICUT                        1-2958                  06-0397030
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


584 Derby Milford Road, Orange, Connecticut                        06477-4024
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 (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (203) 799-4100
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                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2005, the shareholders of Hubbell Incorporated (the "Company") approved the Company's 2005 Incentive Award Plan at the Company's annual meeting of shareholders. The Plan provides for the grant of up to 5,875,000 shares of the Company's Class B common stock in the form of options, restricted stock, stock appreciation rights and performance awards to the Company's employees and directors. The terms of the Plan are set forth in the proxy statement dated March 16, 2005, for the Company's annual meeting and the description of the Plan in the section of the proxy statement titled "Proposal to Approve the Company's 2005 Incentive Award Plan" is incorporated herein by reference.

Item. 9.01 Financial Statements and Exhibits.

(c)     Exhibits

10.1 2005 Incentive Award Plan incorporated herein by reference to Exhibit B of the Company's Proxy Statement dated March 16, 2005.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HUBBELL INCORPORATED
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                                                       (Registrant)

Date  May 3, 2005
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                                                   /s/ Richard W. Davies
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                                                       (Signature)*
                                          Name:  Richard W. Davies
                                          Title: Vice President, General Counsel
                                                 and Secretary

*Print name and title of the signing officer under his signature.